UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information
(Amendment No.       )
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Rush Street Interactive, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

RUSH STREET INTERACTIVE, INC.
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
May 11, 2021
Dear Stockholders of Rush Street Interactive, Inc.:
On behalf of the Board of Directors, you are cordially invited to attend the 2021 annual meeting of stockholders of Rush Street Interactive, Inc., a Delaware corporation (“RSI”, the “Company,” “we,” “us,” or “our”), which will be held on June 10, 2021, at 9:00 a.m., Central Time (10:00 a.m., Eastern time).
In light of ongoing developments related to the novel coronavirus (“COVID-19”), after careful consideration we have determined that the annual meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance while safeguarding the health and safety of our stockholders, directors and management team. You or your proxyholder will be able to attend and submit questions and vote at the special meeting by visiting https://www.cstproxy.com/rushstreetinteractive/2021 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Please act as soon as possible to vote your shares. You may vote your shares on the Internet, by telephone or by returning your signed proxy card that you received in the mail in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at https://www.cstproxy.com/rushstreetinteractive/2021.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
Neil Bluhm
Executive Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Rush Street Interactive, Inc.:
The annual meeting of stockholders (the “Annual Meeting”) of Rush Street Interactive, Inc. will be held at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), on June 10, 2021. In light of ongoing developments related to COVID-19, we have determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance while safeguarding the health and safety of our stockholders, directors and management team. You are cordially invited to attend the special meeting online by visiting https://www.cstproxy.com/rushstreetinteractive/2021 and using a control number assigned by Continental Stock Transfer & Trust Company. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information About the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect the three director nominees named in this Proxy Statement as Class I directors;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021; and

3.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of shares of RSI’s Class A common stock, par value $0.0001 per share, and/or shares of Class V common stock, par value $0.0001 per share, as of the close of business on April 20, 2021 are entitled to notice of, and to vote at, the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to CorporateSecretary@rushstreetinteractive.com, stating the purpose of the request and providing proof of ownership of RSI stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 12-digit control number included on your proxy card or on the materials provided by your bank or broker.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received a proxy card, instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Note that in light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage stockholders to submit their proxy by Internet or telephone.
By Order of the Board of Directors,
Kyle Sauers
Chief Financial Officer and Secretary
May 11, 2021
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 10, 2021: This notice of Annual Meeting, the related proxy statement and our 2020 Annual Report on Form 10-K are available at https://www.cstproxy.com/rushstreetinteractive/2021.

i

RUSH STREET INTERACTIVE, INC.
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2021
This proxy statement (this “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2020 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board”) of Rush Street Interactive, Inc. in connection with our 2021 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about May 12, 2021.
As used herein, the terms “Company,” “RSI,” “we,” “us,” or “our” refer to Rush Street Interactive, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. The Company was a special purpose acquisition company called dMY Technology Group, Inc. (“dMY”) until December 29, 2020, when dMY and Rush Street Interactive, LP (collectively with its subsidiaries, “RSILP”) consummated the previously announced business combination (the “Business Combination”). Upon closing of the Business Combination, dMY changed its name to “Rush Street Interactive, Inc.” and RSILP became an indirect subsidiary of Rush Street Interactive, Inc.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers briefly address some commonly asked questions about the Annual Meeting, the proposals to be presented at the Annual Meeting, and how voting with respect to the Annual Meeting works. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to carefully read this entire proxy statement, including the other documents referred to herein.
Q:
When and where will the Annual Meeting be held?

A:
The Annual Meeting will be held on Thursday, June 10, 2021 at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), unless the Annual Meeting is adjourned. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/rushstreetinteractive/2021 and entering your 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 20, 2021 (the “Record Date”). Please note that you will only be able to access the annual meeting by means of remote communication.

Q:
What proposals are stockholders being asked to vote upon?

A:
We are requesting that our stockholders vote at the Annual Meeting upon the following proposals described in this Proxy Statement:

•
Proposal No. 1: Election of the three director nominees named in this Proxy Statement as Class I directors.

•
Proposal No. 2: Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2021.

Except as described above, we do not intend to bring any business before the meeting other than that set forth in the Notice of the Annual Meeting of Stockholders and described in this Proxy Statement.

However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on that business and on any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the proxy.
Q:
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

A:
As of the date this Proxy Statement went to print, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Q:
What does it mean if I receive more than one set of proxy materials?

A:
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and shares of our Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and together with our Class A Common Stock, our “Common Stock”), as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 58,911,668 shares of our Class A Common Stock issued and outstanding and entitled to vote and 160,000,000 shares of our Class V Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact Continental Stock Transfer & Trust Company (“Continental”) to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the start time of the meeting, and you should allow ample time for the check-in procedures.
Q:
What is the difference between being a “record holder” and holding shares in “street name”?

A:
A record holder (also called a “registered holder”) holds shares in his, her or its name. Shares held in “street name” refer to shares that are held on the holder’s behalf in the name of a bank, broker or other nominee.

Q:
What do I do if my shares are held in “street name”?

A:
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

Q:
How many shares must be present to hold the Annual Meeting?

A:
A quorum of our stockholders must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our capital stock issued and outstanding and entitled to vote, present in person, or by remote communication (which would include presence at the virtual Annual Meeting), or represented by proxy constitutes a quorum. If you authorize a proxy to vote electronically or telephonically or you sign and return your paper proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
Q:
What are “broker non-votes”?

A:
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. However, Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
Q:
What if a quorum is not present at the Annual Meeting?

A:
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

Q:
How do I vote my shares without attending the Annual Meeting?

A:
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•
by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card that you have received by mail.

Telephone and Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 9, 2021.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
Q:
Why hold a virtual meeting?

A:
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, after careful consideration, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders in light of COVID-19 and will enable increased stockholder attendance and participation because stockholders can participate from any location around the world while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting, but while safeguarding the health and safety of our stockholders, directors and management team.

Q:
How can I attend and vote at the Annual Meeting?

A:
We will be hosting the Annual Meeting via live webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/rushstreetinteractive/2021. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/rushstreetinteractive/2021.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/rushstreetinteractive/2021 on the day of the Annual Meeting.

•
Webcast starts promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time).

•
You will need your 12-Digit Control Number to enter the Annual Meeting.

•
Stockholders may submit questions while attending the Annual Meeting via the Internet.

•
Webcast replay of the Annual Meeting will be available for thirty days following the Annual Meeting.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact Continental to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting start time, and you should allow ample time for the check-in procedures.
Q:
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote:

•
FOR the election of all three directors nominees named in this Proxy Statement as Class I directors.

•
FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

Q:
What vote is required to approve each proposal at the Annual Meeting?

A:
The following votes are required for each proposal at the Annual Meeting:

•
Proposal No. 1 — Election of Directors: The election of the director nominees pursuant to the director election proposal requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that the nominees receiving the highest number of affirmative “For” votes will be elected. If any nominee for director receives a greater number of votes “withheld” than votes “for” such election, our Corporate Governance Guidelines require that such person must promptly tender his or her resignation to the Board following certification of the vote. The voting options are “FOR ALL”, “WITHHOLD ALL” or “FOR ALL EXCEPT”. Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director nominee, because directors are elected by plurality voting. Broker discretionary voting is not allowed for this proposal as this is not considered a discretionary matter, thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

•
Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm: The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is allowed for this proposal as this is considered a discretionary matter, thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

As of the Record Date, Messrs. Neil Bluhm and Greg Carlin and their respective trusts and entities controlled by them beneficially owned and had the right to vote approximately 144,544,422 of the outstanding shares of our Common Stock (representing approximately 66.0% of the voting power) and have advised us that they intend to vote all such shares in favor of the director nominees listed herein and for the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2021. As a result, we are assured a quorum at the Annual Meeting and the passage of Proposal Nos. 1 and 2.
Q:
What if I do not specify how my shares are to be voted?

A:
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Q:
Who will count the votes?

A:
Representatives of Continental will tabulate the votes, and a representative of Continental will act as inspector of election.

Q:
Can I revoke or change my vote after I submit my proxy?

A:
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy at any time prior to its exercise at the Annual Meeting by:

•
sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices or by electronic mail at CorporateSecretary@rushstreetinteractive.com,

•
properly submitting a later proxy via Internet or by telephone;

•
properly submitting a duly executed proxy bearing a later date; or

•
voting your shares at the virtual Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote at the Annual Meeting.
Q:
Who will pay for the cost of this proxy solicitation?

A:
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Q:
What happens if I sell my shares of Common Stock before the Annual Meeting?

A:
The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote at the Annual Meeting with respect to such shares.
Q:
Who can help answer my questions?

A:
If you have questions about the Annual Meeting, the Proxy Statement or the proposals contained in the Proxy Statement, or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Rush Street Interactive, Inc.
Attn: Corporate Secretary
900 N. Michigan Avenue, Suite 950
Chicago, IL 60611
CorporateSecretary@rushstreetinteractive.com
You also may obtain additional information about RSI from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board Overview
Our Second Amended and Restated Certificate of Incorporation (“Charter”) and Amended and Restated bylaws (“Bylaws”), each as currently in effect, provide that the Board shall be composed of such number of directors as established from time to time by our Board, and that the Board shall be divided into three classes (designated Class I, Class II and Class III) as nearly equal in number as possible, and that each Director shall be elected for a term of three years with the term of one class expiring each year. Our Board has fixed the number of directors at nine, and we currently have nine directors serving on the Board.
Three Class I directors have been nominated for re-election at the Annual Meeting to serve for a term ending at the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal, and the proxies cannot be voted for a greater number of persons than the number of nominees named.
Director Nomination Process
The Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) is responsible for recommending candidates to serve on the Board and its committees. The NCG Committee believes that all directors must, at a minimum, meet the criteria set forth in the Board’s Code of Ethics and the Corporate Governance Guidelines, which specify, among other things, that the NCG Committee will consider criteria such as ethics, conflicts of interest, independence, business and professional activities, experience, qualifications and skills, time and participation, diversity and age in the context of the needs of the Board. In particular, with respect to addressing diversity, the NCG Committee considers a nominee’s differences in, among other things, viewpoint, gender, race, ethnicity, knowledge, experience and skills. The NCG Committee believes that diversity of backgrounds and viewpoints is a key attribute for a director nominee. The NCG Committee seeks a diverse Board that is representative of our dynamic and growing business, stockholders, customers and personnel. While the NCG Committee carefully considers diversity when determining Board composition, it has not established a formal policy regarding diversity. As of the date of this Proxy Statement, 33% of our Board members are women.
The NCG Committee also considers a combination of factors for each director, including whether the nominee displays or exhibits (i) personal and professional integrity; (ii) satisfactory levels of education and/or business experience; (iii) broad-based business acumen; (iv) an appropriate level of understanding of our business and its industry and other industries relevant to our business; (v) the ability and willingness to devote adequate time to the work of our Board and its committees; (vi) skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to our needs; (vii) strategic thinking and a willingness to share ideas; (viii) a diversity of experiences, expertise and background; and (ix) the ability to represent the interests of all of our stockholders.
The NCG Committee has determined that all of our director nominees meet the criteria and qualifications set forth in our Code of Ethics, the Corporate Governance Guidelines and certain other criteria, including the criteria set forth above. Moreover, each director nominee possesses the following critical personal qualities and attributes that we believe are essential for the proper functioning of the Board to allow it to fulfill its duties for our stockholders: accountability, ethical leadership, governance, integrity, risk management and sound business judgment. The director nominee biographies below include a non-exclusive list of other key experiences and qualifications that further qualify the individual to serve on the Board. These collective qualities, skills, experiences and attributes are essential to our Board’s ability to exercise its oversight function for the Company and its stockholders, and guide the long-term sustainable, dependable performance of the Company.
The NCG Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. All recommendations for director nominations received by the Corporate Secretary that satisfy our Bylaws requirements relating to such director nominations will be presented to the NCG Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Under that certain Investor Rights Agreement, dated as of December 29, 2020 (the “Investor Rights Agreement”), entered into in connection with the previously consummated business combination with dMY Technology Group, Inc. (the “Business Combination”), dMY Sponsor, LLC (“Sponsor”) has the right to designate a certain number of individuals for nomination by the Board as director nominees to be elected by the Company’s stockholders if certain criteria are met. Specifically, (i) for so long as the Sponsor or its permitted transferees beneficially own Class A Common Stock representing at least 50% of the Class A Common Stock held by the Sponsor immediately after the closing of the Business Combination, the Sponsor will have the right to nominate two directors to the Board; and (ii) for so long as the Sponsor or its permitted transferees beneficially own Class A Common Stock representing at least 25% (but less than 50%) of the Class A Common Stock held by the Sponsor immediately after the closing of the Business Combination, the Sponsor will have the right to nominate one director to the Board. Based on the Sponsor’s beneficial ownership of Class A Common Stock as of the date of this Proxy Statement, the Sponsor has designated two individuals, Niccolo de Masi and Harry You, for such purpose. Mr. You is one of the Class I director nominees standing for re-election at this Annual Meeting.
The Investor Rights Agreement also provides that for so long as the sellers in the Business Combination (the “Sellers”) and their permitted transferees, in the aggregate, beneficially own at least a majority of the voting power of the capital stock of the Company and the Company qualifies as a controlled company under applicable NYSE rules, Rush Street Interactive GP, LLC, as the representative (the “Sellers’ Representative”) on behalf of the Sellers, has the right to designate the remaining director nominees for nomination by the Board to be elected by the Company’s stockholders. In the event that the Sellers’ Representative is no longer entitled to designate such number of directors or the Company is no longer entitled to nominate the number of directors that the Sellers’ Representative is entitled to designate, then, subject to the Sponsor’s right to designate the number of directors described above, (i) for so long as the Company qualifies as a controlled company under applicable NYSE rules, the Sellers’ Representative will be entitled to designate the maximum number of directors that the Company is entitled to nominate without violating such rules, and (ii) if the Company no longer qualifies as a controlled company under applicable NYSE rules, the Sellers’ Representative will be entitled to designate the number of directors that is proportionate to the issued and outstanding voting securities of the Company held at the time by the Sellers and their permitted transferees, taken as a whole. Based on the Sellers’ beneficial ownership of our Common Stock as of the date of this Proxy Statement, the Sellers’ Representative has designated seven individuals, Neil Bluhm, Greg Carlin, Paul Wierbicki, Leslie Bluhm, James Gordon, Judith Gold, and Sheli Rosenberg, for such purpose. Ms. Gold and Mr. Wierbicki are two of the Class I director nominees standing for re-election at this Annual Meeting.
We believe we have a balanced Board, which is comprised of directors who individually possess the leadership and character commensurate with the role of director, and who collectively possess the mix of skills necessary to provide appropriate oversight of a company the size and complexity of the Company. In addition, the Board possesses a strong mix of experienced and newer directors.
Director Nominees
The Board is currently comprised of Neil Bluhm, Greg Carlin, Paul Wierbicki, Leslie Bluhm, James Gordon, Judith Gold, Sheli Rosenberg, Niccolo de Masi and Harry You, with the Class I directors being Judith Gold, Paul Wierbicki and Harry You, the Class II directors being Leslie Bluhm, James Gordon and Sheli Rosenberg, and the Class III directors being Neil Bluhm, Greg Carlin and Niccolo de Masi. Each of the current Class I directors is standing for re-election at this Annual Meeting.

Each Class I director nominee was recommended for re-election by the NCG Committee for consideration by the Board and proposal to our stockholders. If, before the Annual Meeting, any nominee becomes unable to serve, or chooses not to serve, the Board may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute. Alternatively, the Board may either let the vacancy stay unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat.
The information presented below regarding each nominee also sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that such individual should serve as a director in light of our business and structure. Thirty-three percent (33%) of the Class I director nominees are women, which is consistent with the composition of our overall board as of the date hereof.
Class I Director Nominees for Election for a Three-Year Term Expiration at the 2024 Annual Meeting
Judith Gold, 57, has been a Managing Director, Government Relations & Strategy, and Senior Counsel at LAMB Capital Advisors, LLC since December 2020. Prior to joining LAMB Capital Advisors, LLC, Ms. Gold was a partner at Perkins Coie LLP, which she joined in 2005, where she advised companies and senior executives on corporate communications, public affairs, crisis communications, reputation management and public strategies. Ms. Gold began her legal career in 1989 at Altheimer & Gray, where she was an associate and later became a partner. Ms. Gold has also served in numerous public policy roles throughout her career, including in Chicago Mayor Richard M. Daley’s Cabinet as Chief of Policy for the City of Chicago, as a member of the Illinois State Board of Education, and as Chair of the Illinois Commission on the Status of Women. Ms. Gold devotes significant time to service for nonprofit organizations, including currently serving as a member of the boards of directors of Columbia College Chicago, the Illinois Coalition Against Sexual Exploitation and the Chicago Civic Federation. Ms. Gold earned a B.A. from the University of Michigan and a J.D. from the University of Chicago Law School. Ms. Gold’s qualifications to serve on the Board include her over thirty years of public and private sector experience of providing government relations, communications and public policy advice to companies and senior executives in regulated industries.
Paul Wierbicki, 41, has been the General Counsel of LAMB Capital Advisors, LLC since June 2015. Prior to joining LAMB Capital Advisors, LLC, Mr. Wierbicki served as Senior Counsel, Business and Legal at AbbVie Inc. from March 2014 to May 2015 and as a Partner at Kirkland & Ellis LLP, specializing in restructuring and debt finance, from October 2011 to February 2014. Mr. Wierbicki has served on the board of directors and compensation committee of Green Rivers Spirits Company (f/k/a Terressentia Corporation) since February 2017 and January 2018, respectively, the board of directors and as treasurer of Sutton Place Association since January 2016, and the board of directors of The Civic Federation from September 2012 to December 2015. Mr. Wierbicki earned a B.A. in Economics and Political Science from Vanderbilt University, an Advanced Professional Certificate in Law and Business from New York University, Stern School of Business and a J.D. from New York University School of Law. Mr. Wierbicki’s qualifications to serve on the Board include his extensive and varied legal and deal experience throughout his career, including his experience in the casino and gaming industries.
Harry L. You, 62, has been dMY’s Chairman since January 2020 and a director since September 2019. Mr. You served as the executive vice president of EMC (formerly NYSE: EMC) in the office of the chairman from 2008 to 2016. In September 2016, Mr. You founded GTY (Nasdaq: GTYH), in which Mr. You served as its president, chief financial officer and director until February 2019 when GTY consummated its initial business combination, served as its president from February 2019 to May 2019 and as its chief financial officer from February 2019 through August 2019, and has served as its vice chairman since May 2019. Mr. You served as a director of Korn/Ferry International from 2004 to October 2016 and has been a trustee of the United States Olympic Committee Foundation since August 2016. Mr. You was chief executive officer of BearingPoint from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle (NYSE: ORCL), and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You has served as a member of the board of directors of Broadcom Inc. (Nasdaq: AVGO) since January 2019, including as a member of its audit and compensation committees.

Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College. Mr. You’s qualifications to serve on the Board include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, his network of contacts in the technology sector, and his prior special purpose acquisition company experience with GTY.
Continuing Class II Directors to Serve Until the 2022 Annual Meeting
Leslie Bluhm, 57, has been an associate at JMB Realty Corp. since 1991. Prior to joining JMB Realty Corp. Ms. Bluhm co-founded, and served as the President of, Chicago Cares Inc. (“Chicago Cares”), a nonprofit volunteer service organization, from 1990 to 2016. Since 2013, Ms. Bluhm has served on the executive committee of The Chicago Community Trust, the board of trustees and as vice chair of the Museum of Contemporary Art Chicago, and on the board of directors of both OneGoal and Shining Hope for Communities. Since 2017, Ms. Bluhm has served as trustee of the Whitney Museum of American Art. Ms. Bluhm earned a B.A. degree from the University of Michigan and a J.D. from the University of Chicago Law School. Ms. Bluhm’s qualifications to serve on the Board include her extensive experience as a community leader, as well as her training as an attorney.
James Gordon, 71, has been the Managing Partner of Edgewater Growth Capital Partners (“Edgewater”) since he founded Edgewater in 2001. Prior to forming Edgewater, Mr. Gordon was President of Gordon Foods, Inc. and Gordon’s Wholesale, Inc. In 1982, Mr. Gordon engineered a leveraged buy-out of his personal and family interests in The Gordon Companies and in 1986 sold the company to a European multinational corporation. Mr. Gordon has served on the boards of directors of numerous Edgewater portfolio companies. Mr. Gordon has also served on the board of directors of numerous philanthropic and non-profit organizations, including The Whitney Museum of American Art as chair of the investment committee, The Art Institute of Chicago as a member of the board of trustees and the investment committee, The Chicago Museum of Contemporary Art on the executive committee of the board and the investment committee and on the board of trustees of Grinnell College as head of the investment committee. Mr. Gordon earned a B.A. from Northwestern University. Mr. Gordon’s qualifications to serve on the Board include his extensive experience as a private equity investor and his service on numerous other public and private company and philanthropic boards.
Sheli Rosenberg, 79, serves as a principal with Roselin Investments. Prior to January 1, 2014, Ms. Rosenberg was a member of the Skadden, Arps, Slate, Meagher & Flom LLP Real Estate Group, having joined the firm’s Chicago office in 2011. Ms. Rosenberg is the former president, chief executive officer and vice chairman of Equity Group Investments, L.L.C. (“EGI”). Ms. Rosenberg joined EGI in 1980 as the company’s general counsel and rose to become CEO before retiring in 2003. Prior to joining EGI, Ms. Rosenberg was one of six managing partners at Schiff Hardin & Waite, Chicago, specializing in real estate, finance, and corporate law, and was the first woman to become a capital partner at that firm. Ms. Rosenberg is currently a member of the board of directors of Equity Lifestyle Properties and Spirit Realty. She has been a director of Ventas, CVS, Avis, Schwinn, Strategic Hotels & Resorts, Inc., Nanosphere, Inc., General Growth Properties, Equity Residential, Equity Office Properties among others. Ms. Rosenberg was an adjunct professor at Northwestern University’s J.L. Kellogg Graduate School of Management (“Kellogg School”) from 2003 until 2007. A recognized advocate for women in business, Ms. Rosenberg is a co-founder and former President of the Center for Executive Women at the Kellogg School, where she continues to serve on the Center’s steering committee. She earned a B.A. in History and Government from Tufts University, and a J.D. from Northwestern School of Law. Ms. Rosenberg’s qualifications to serve on the Board include her extensive management and public company board experience having served in various executive-level roles throughout her career.
Continuing Class III Directors to Serve Until the 2023 Annual Meeting
Neil Bluhm, 83, is our Executive Chairman and has been the Executive Chairman since April 9, 2021 and Chairman of the Board since 2012. Following a brief stint as an attorney with Mayer, Brown & Platt, where he became a young partner, Mr. Bluhm co-founded JMB Realty Corp. (“JMB”) and began investing in real estate. Mr. Bluhm has served as the President of JMB since 1968, and his capabilities and portfolio have expanded dramatically to include urban shopping centers and malls, five-star hotels, commercial office towers, residential projects and more. JMB became one of the largest property owners and developers in the United

States. Mr. Bluhm and JMB set the standard for superior mixed-use developments that combine retail, dining, hotel, office and residential. Marquee projects included Copley Place in Boston, Century City in Los Angeles and 900 North Michigan in Chicago, featuring the prestigious Four Seasons hotel, among innumerable other high-profile ventures. In 1994, Mr. Bluhm co-founded Walton Street Capital, a private equity firm, where he has served as a Principal since 1995. Soon thereafter, Mr. Bluhm and Greg Carlin co-founded Rush Street Gaming, LLC (“RSG”), one of the fastest growing companies in the gaming industry. Mr. Bluhm has served as the Managing Member of RSG since 2009. Mr. Bluhm has been a life trustee and member of the investment committee at Northwestern University since 1986, a member of the board of directors of Northwestern Memorial Foundation of Northwestern Hospital since 2001, a life trustee of The Art Institute of Chicago since 2004, the President of the board of trustees of the Whitney Museum of American Art since 2003, an honorary member of the board of directors for the Alzheimer’s Disease & Related Disorders Association since 1996 and a member to the advisory board of Chicago Cares since 1991. Mr. Bluhm earned a Bachelor’s degree from the University of Illinois and a J.D. from Northwestern University School of Law. Mr. Bluhm’s qualifications to serve as Chairman of the Company include his extensive and varied leadership experience throughout his career in the real estate, casino and gaming industries.
Greg Carlin, 54, is our Chief Executive Officer and has been the Chief Executive Officer of the Company and RSG since 2012 and January 2005, respectively. Mr. Carlin has also served as a Managing Director of LAMB Capital Advisors, LLC, a private investment firm, since June 1995. Prior to these roles, Mr. Carlin worked as an investment banker at both Lazard Freres, from June 1990 to August 1992, and Bankers Trust, from October 1992 to May 1995. Mr. Carlin served on the board of directors of Falls Management Company from May 1999 to July 2019 and has served on the board of directors of the American Gaming Association since 2016. Mr. Carlin earned a B.S. in Economics from the University of Pennsylvania. Mr. Carlin’s qualifications to serve on the Board include his experience as chief executive officer of the Company, extensive and varied experience throughout his career in the casino and gaming industries.
Niccolo de Masi, 40, has been dMY’s Chief Executive Officer since January 2020 and a director since September 2019. Mr. de Masi has been a member of the board of directors of Glu (Nasdaq: GLUU) since January 2010, and has served as chairman since December 2014, as interim chairman from July 2014 to December 2014 and as president and chief executive officer from January 2010 to November 2016. Mr. de Masi served on the board of directors of Resideo Technologies, Inc. (NYSE: REZI) from October 2018 to January 2020. Mr. de Masi served as the president of Essential from November 2016 to October 2018. Mr. de Masi served on the board of directors of Xura and its audit committee from November 2015 until August 2016. From 2008 to 2009, Mr. de Masi led Hands-On Mobile as its chief executive officer. From 2004 to 2007, Mr. de Masi was the chief executive officer of Monstermob. Mr. de Masi serves on the Leadership Council of the UCLA Grand Challenges. Mr. de Masi received his B.A. and MSci. degrees in physics from Cambridge University. Mr. de Masi’s qualifications to serve on the Board include his extensive leadership experience in the mobile app space, his track record in dMY’s target industry and his network of contacts in the technology sector.
Vote Required for Approval
The election of the director nominees pursuant to this Proposal No. 1 requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee. Failure to vote by proxy or to vote in person (which includes presence at the virtual special meeting) at the Annual Meeting and “WITHHOLD” votes will have no effect on the vote because a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors.
Our Corporate Governance Guidelines require that in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five days following the certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the NCG Committee. For these purposes, an “uncontested election of directors” is an election in which the number of nominees is not greater than the number of Board seats open for election. The NCG Committee shall review the director’s continuation on the

Board and recommend to the Board whether it should accept such tendered resignation. The Board, giving due consideration to the best interests of the Company and its stockholders, shall evaluate the relevant facts and circumstances in connection with such director’s resignation, and shall make a decision, within 90 days following the certification of the stockholder vote, on whether to accept the tendered resignation. Any director who tenders a resignation pursuant to this provision of our Corporate Governance Guidelines shall not participate in the NCG Committee’s recommendation or Board’s decision regarding the resignation. The Board will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation.
Board Recommendation
The Board unanimously recommends a vote “FOR” each of the Class I director nominees: Judith Gold, Paul Wierbicki and Harry You.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. WithumSmith+Brown, PC (“Withum”) has served as our independent registered public accounting firm since 2019. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Withum to serve as our independent registered public accounting firm for the year ending December 31, 2021.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Withum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Withum are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The table below sets forth the aggregate fees billed by Withum in 2019 and 2020.
	2020	2019
Audit Fees(1)	$739,995	$49,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$739,995	$49,500

(1)
Audit fees for the fiscal year ended December 31, 2019 consist of fees for audit services in connection with dMY’s initial public offering, including comfort letters, consents and review of documents filed with the SEC and other offering documents. Audit fees for the fiscal year ended December 31, 2020 consist of fees for audit services related to the audit of RSI’s annual consolidated financial statements for the year ended December 31, 2020 of approximately $250,000, the review of dMY’s quarterly consolidated financial statements of approximately $105,000, the audits of RSILP’s annual consolidated financial statements for the years ended December 31, 2018 and 2019 of approximately $285,000, services performed in connection with dMY’s and RSI’s securities offerings, in each case including comfort letters, consents and review of documents filed with the SEC and other offering documents of approximately $77,000 and related data and security fees of approximately $23,000.

Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and permitted non-audit and tax services to be provided to us by our independent auditor, and establish policies and procedures for the Audit Committee’s pre-approval of permitted services in compliance with applicable SEC rules and review such pre-approval policies at least quarterly.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any subcommittee of the Audit Committee to which the Audit Committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.
Prior to the Business Combination, all the services listed in the table above provided by Withum were approved by dMY in accordance with its policies then in effect. Following the Business Combination, all of the services listed in the table above provided by Withum were approved by our Audit Committee.
Board Recommendation
The Board unanimously recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2021.

AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Withum, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2020. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC.
Submitted by the Audit Committee of the Board:
Harry L. You (Chair)
Niccolo de Masi
James Gordon

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of May 10, 2021. Other than as to Greg Carlin and Sheli Rosenberg, and Neil Bluhm and Leslie Bluhm, each as more fully described under “Corporate Governance — Director Independence,” there are no family relationships among any of our executive officers or directors.
Name	Age	Position(s)
Neil Bluhm	83	Executive Chairman and Director
Greg Carlin	54	Chief Executive Officer and Director
Kyle Sauers	50	Chief Financial Officer
Einar Roosileht	39	Chief Information Officer
Richard Schwartz	46	President
Mattias Stetz	41	Chief Operating Officer

See page 10 of this Proxy Statement for Neil Bluhm’s and Greg Carlin’s biographies.
Kyle L. Sauers, 50, has served as the Company’s Chief Financial Officer since October 2020. Prior to joining the Company, Mr. Sauers served as the Chief Financial Officer of Echo Global Logistics (“Echo”) from 2013 to 2020 and as Senior Vice President of Finance and Controller from 2011 to 2013. Echo is a leading Fortune 1000 provider of technology-enabled technology and supply chain services. Prior to Echo, Mr. Sauers was the General Manager of Varian Medical Systems’ Security & Inspection Products Division, a result of Varian’s acquisition of Bio-Imaging Research (“BIR”) where he had served on the board of directors and as Chief Financial Officer since 2005. BIR was a leading supplier of cargo screening systems and software. Prior to BIR, Mr. Sauers spent eight years at Sphere Communications, a leading VoIP software technology company, most recently as Chief Financial Officer. Before Sphere, Mr. Sauers served in various financial management positions at APAC Customer Services, a provider of outsourced customer care and acquisition services. Mr. Sauers began his career as part of the Audit and Business Advisory Practice at Arthur Andersen LLP. Mr. Sauers graduated from the University of Illinois with a Bachelor of Science degree in Accounting.
Einar Roosileht, 39, serves as the Company’s Chief Information Officer. He joined the Company in December 2013, and oversees the Company’s Product and Engineering. Prior to joining the Company, Mr. Roosileht co-founded Oryx Gaming in 2010, an online gaming platform provider, where he served as CTO. From 2006 to 2008, Mr. Roosileht served as Chief Architect at Playtech Estonia, where he specifically focused on developing scalable systems. Mr. Roosileht studied Computer Science at the University of Tartu.
Richard Schwartz, 46, co-founded the Company in 2012 and has served as the Company’s President since inception. In this role, he oversees the company’s product development and operations, as well as corporate functions such as business development, compliance, and legal. Prior to joining the Company, Mr. Schwartz started and led the interactive business for WMS Industries, which in 2010, launched the award-winning UK-facing online casino business, Jackpot Party. Richard has been a leader and innovator in the gaming industry for over 15 years, is an inventor on over 50 patents, and has a deep understanding of player psychology. Prior to joining the gaming industry, Mr. Schwartz was an executive at Telecom Italia Lab USA (formerly Telecom Italia Ventures) and an intellectual property attorney in the Silicon Valley. Mr. Schwartz graduated from the University of California, Berkeley and received his law degree from the University of California, Hastings College of the Law.
Mattias Stetz, 41, serves as the Company’s Chief Operating Officer. He joined the Company in April 2016, and oversees Marketing and Operations. Mr. Stetz has extensive experience in marketing, sports betting operations, and media content creation for the sports wagering vertical, and prior to the Company was a former executive at Kindred Group plc (“Kindred Group”) from 2004 to 2016, including serving as Kindred Group’s Chief Commercial Officer from 2009 to 2016. While at Kindred Group, Mr. Stetz was involved in helping shape Kindred Group’s long-term strategy and also oversaw day-to-day marketing and operations. Originally from Sweden, Mr. Stetz has a Master of Science in Marketing and Business Development from the Stockholm School of Economics and is also a Harvard Business School alumnus (GMP 2015).

CORPORATE GOVERNANCE
Corporate Governance Guidelines and Code of Business Conduct
The Board has adopted Corporate Governance Guidelines. Our Corporate Governance Guidelines that address, among other things, items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to the Company and our Board. In addition, the Board has adopted a Code of Ethics that applies to all of our employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Copies of the Corporate Governance Guidelines and the Code of Ethics are posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.rushstreetinteractive.com, or by writing to our Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. We will post amendments to our Code of Ethics or waivers of our Code of Ethics for directors and officers on the same website.
Board Composition
Our business affairs are managed under the direction of the Board. The Board currently consists of nine members, divided into three classes of staggered three-year terms. Certain of our stockholders have the right to nominate individuals to serve as directors pursuant to the Investor Rights Agreement. See “Proposal No. 1 Election of Directors — Board Overview” section of this Proxy Statement for additional details.
The Board is divided into three staggered classes of directors. At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:
•
the Class I directors, whose terms will expire in 2021, are Judith Gold, Paul Wierbicki and Harry You;

•
the Class II directors, whose terms will expire in 2022, are Leslie Bluhm, James Gordon and Sheli Rosenberg; and

•
the Class III directors, whose terms will expire in 2023, are Neil Bluhm, Greg Carlin and Niccolo de Masi.

Pursuant to the Investor Rights Agreement, on or prior to the one-year anniversary of the Business Combination, the Board may, in its sole discretion, elect to add two additional members of the Board. The Sellers’ Representative has the right to nominate the two additional board members, who are Richard Schwartz and Meredith Bluhm-Wolf. If so nominated and appointed, Meredith Bluhm-Wolf will be a Class II director and Richard Schwartz will be a Class III director and will have a three-year term expiring at the same time as the other directors in each such individual’s class. In the event that either of the two additional individuals are unable or unwilling to serve as a director upon the Board’s election, their replacement will be designated as set forth in the Investor Rights Agreement.
In addition, pursuant to the Investor Rights Agreement, for as long as the Sellers and their permitted transferees beneficially own 25% or more of the outstanding voting securities of the Company and no third-party person or group of persons beneficially owns a percentage of outstanding voting securities of the Company greater than that beneficially owned by the Sellers and their permitted transferees, the Sellers’ Representative has the right to appoint up to three non-voting board observers to the Board, including Meredith Bluhm-Wolf, Leslie Bluhm (who is currently a director) and Andrew Bluhm, in each case, as long as he or she is not otherwise a director on the Board. Each board observer will have the right to attend Board meetings in a non-voting, observer capacity and receive copies of all notices, minutes, consents and other materials that we provide to the Board. No board observer will have the right to vote on any matter submitted to the Board or offer any motions or resolutions to the Board. We may withhold information or materials from the board observers under certain customary circumstances, including in the event of a conflict of interest.
Controlled Company Status
Following the Business Combination, the Sellers control a majority of the voting power of our outstanding Common Stock. Consequently, we will be a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including that:
•
a majority of our Board consist of independent directors;

•
we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•
we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•
we conduct an annual performance evaluation of the nominating and corporate governance and compensation committees.

We currently use one or more of these exemptions. While we currently have a majority of independent directors on our Board, our Compensation Committee of the Board (the “Compensation Committee”) and our NCG Committee do not consist entirely of independent directors. Accordingly, you do not have the same protections afforded to stockholders of companies that are subject to all the NYSE’s corporate governance requirements.
Director Independence
Under NYSE rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and NYSE rules. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE rules, subject to certain exceptions for companies.
To be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the NYSE rules, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of NYSE, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
The Board has undertaken a review of each director’s independence and considered whether each of our directors has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that Judith Gold, James Gordon, Niccolo de Masi, Paul Wierbicki and Harry You are considered “independent directors” as defined under the NYSE listing requirements and rules and the applicable Exchange Act rules.
Prior to the Business Combination, the board of directors of dMY determined that each of Mmes. Darla Anderson and Francesca Luthi, and Mr. Charles E. Wert, who then served on dMY’s board of directors, qualified as independent under the applicable NYSE and SEC rules, regarding service on the board of directors generally and the audit committee, compensation committee and nominating and corporate governance committee, specifically and as applicable to such director.
Other than Sheli Rosenberg (a director) and her son-in-law, Greg Carlin (our Chief Executive Officer and a director), and Neil Bluhm (our Executive Chairman and significant stockholder) and his daughter Leslie Bluhm (a director), there are no family relationships among any of our directors or executive officers.

Board Leadership Structure
Our Corporate Governance Guidelines provide that if the Chairperson of the Board is a member of management or does not otherwise qualify as independent, the Board will designate a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. As of the date hereof, the Board has designated Mr. Paul Wierbicki as the Lead Director.
We believe that the structure of our Board and its committees will provide strong overall oversight, guidance and management of the Company. The Board believes that our current leadership structure of Chief Executive Officer, President and Chairperson of the Board being held by three separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for strategic direction of the Company, the President’s responsibility for the day-to-day leadership and performance of the Company and the Chairperson of the Board’s responsibility to guide overall strategic direction of the Company and provide oversight of our Corporate Governance and Guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Committees of the Board
Prior to the Business Combination, dMY’s board of directors had three standing committees, each of which was comprised of Mmes. Darla Anderson and Francesca Luthi, and Mr. Charles E. Wert: an audit committee (Ms. Luthi as chair); a compensation committee (Mr. Wert as chair); and a nominating and corporate governance committee (Ms. Anderson as chair).
Currently, there are three standing committees of the Board: the Audit Committee; the Compensation Committee; and the NCG Committee. The composition and responsibilities of each of these committees is described below. Members will serve on these committees until their resignation or until as otherwise determined by the Board.
Director	Audit Committee	Compensation Committee	NCG Committee
Neil Bluhm (Executive Chairman)		Chair	Chair
Leslie Bluhm
Greg Carlin (CEO)		X
Judith Gold
James Gordon	X
Niccolo de Masi	X	X	X
Sheli Rosenberg		X
Paul Wierbicki			X
Harry You	Chair
Audit Committee
Messrs. You, Gordon and de Masi serve as members of our audit committee, with Mr. You as chair. Our Board has affirmatively determined that each member of the Audit Committee qualifies as independent under NYSE rules applicable to board members generally and under the NYSE rules and Exchange Act Rule 10A-3 specific to audit committee members. All members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules, and our Board has determined that Mr. You qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) (5) of Regulation S-K.
The Audit Committee is responsible for, among other things:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing and overseeing our policies on risk assessment and risk management, including enterprise risk management;

•
reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures; and

•
approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has adopted a written charter for the Audit Committee, which is posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.rushstreetinteractive.com.
Compensation Committee
Messrs. Bluhm, Carlin and de Masi and Ms. Rosenberg serve as members of our Compensation Committee, with Mr. Bluhm as chair. Under NYSE listing standards, as a controlled company, we are not required to have a compensation committee composed entirely of independent directors. We currently rely upon such exemption from NYSE listing standards for controlled companies. Our Board has affirmatively determined that Mr. de Masi is independent.
The Compensation Committee is responsible for, among other things:
•
reviewing, approving and determining the compensation of the Company’s officers and key employees;

•
reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;

•
administering the Company’s equity compensation plans;

•
reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and

•
establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.

The Board has adopted a written charter for the Compensation Committee, which is posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.rushstreetinteractive.com.
Nominating and Corporate Governance Committee
Messrs. Bluhm, de Masi and Wierbicki serve as members of our NCG Committee, with Mr. Bluhm as chair. Under NYSE listing standards, as a controlled company, we are not required to have a nominating and corporate governance committee composed entirely of independent directors. We currently rely upon such exemption from NYSE listing standards for controlled companies. Our Board has affirmatively determined that each of Messrs. de Masi and Wierbicki is independent.
The NCG Committee is responsible for, among other things:
•
identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•
evaluating the performance of the Board and of individual directors;

•
considering, and making recommendations to the Board regarding the composition of the Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of the corporate governance practices and reporting;

•
reviewing and monitoring the development and implementation of the goals that the Company may establish from time to time with respect to its environmental, social and governance and sustainability matters;

•
reviewing related person transactions; and

•
developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

The Board has adopted a written charter for the NCG Committee, which is posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.rushstreetinteractive.com.
Board and Board Committee Meetings and Attendance
We expect all directors to attend all meetings of the Board and the committees of the Board of which they are members. Prior to the closing of the Business Combination on December 29, 2020, none of the board of directors, audit committee, compensation committee and nominating and corporate governance committee met; instead, they approved various matters through unanimous written consents. After the closing of the Business Combination on December 29, 2020, none of the Board or committees thereof met in 2020 or approved any matters through unanimous written consents.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The independent Lead Director presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.
Compensation Consultants
The Compensation Committee has the authority under its charter to retain outside consultants or advisors as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Ferguson Partners (“Ferguson Partners”) as its independent outside compensation consultant.
Prior to the consummation of the Business Combination, dMY did not engage a compensation consultant as none of its then-current executive officers or directors received any cash compensation for services rendered to dMY. The Sponsor, the then-current executive officers and directors, and their respective affiliates were reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. The then-current audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, the then-current executive officers and directors, and their respective affiliates.
In 2020, RSILP engaged (and after the consummation of the Business Combination, the Compensation Committee pursuant to the authority in its charter, continued the engagement of) Ferguson Partners to assist in determining the appropriate amounts, types and mix of compensation for our executive officers and directors in 2021, and generally to achieve the overall objectives as described below under “Director Compensation” and “Executive Compensation”.

Ferguson Partners recommended, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, appropriate dilution and overhang and other factors specifically related to the Company, the level of base and incentive cash bonus compensation as well as equity compensation to be set for each of our executive officers and directors in 2021. The Board considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive, in determining these compensation levels, although no particular executive compensation peer group percentile was targeted for any of our named executive officers.
During 2020, Ferguson Partners did not provide any services to us other than regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
Neither Ferguson Partners nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Ferguson Partners raised any conflict of interest for services performed during 2020 and determined that it did not.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on our Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Board.
Related Party Transaction Policy
We have adopted a formal written Related Party Transactions Policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s voting securities, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with us without the approval of the independent directors of the Board (or a committee thereof, which may include the Audit Committee) who have no interest in the proposed related party transaction, subject to the exceptions described below.
A related party transaction is generally a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.
Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the independent directors of the Board (or a committee thereof, which may include the Audit Committee), must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of our stockholders, as such independent directors or committee thereof (which may include the Audit Committee), determines in the good faith exercise of its discretion. Our independent directors have determined that certain transactions will not require the approval of the independent directors of the Board or a committee thereof, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Board Role in Risk Oversight
Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, understanding the principal risks associated with our business on an ongoing basis and overseeing the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards. A fundamental part of risk oversight is not only understanding the material risks we face and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. Our Board’s involvement in reviewing our business strategy, long-range plan and annual budget is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight and is currently overseeing our business continuity risks, such as risks relating to the COVID-19 pandemic and regulatory and compliance risks, it is supported in this function by our Audit Committee, Compensation Committee and NCG Committee. Each of the committees regularly reports to the Board.
The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our major financial risk exposures and our cybersecurity, information technology, data protection, privacy and compliance risk management. Through its regular meetings with management, including the accounting and finance, legal, internal audit, regulatory compliance and information technology and security functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors.
Our Compensation Committee assists our Board by overseeing and evaluating risks related to our compensation structure and programs, including whether they encourage excessive risk-taking, as well as the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Chairman of the Board, succession planning discussions. Our NCG Committee assists our Board by overseeing and evaluating programs and risks associated our Board’s organization, structure, membership and corporate governance, including environmental, social and governance matters. In addition, our Board and its committees receive periodic detailed operating performance reviews from management.
Limitation on Liability and Indemnification Matters
Our Charter contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•
any transaction from which the director derived an improper personal benefit.

Our Charter and Bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our Charter and Bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered into agreements to indemnify our directors and executive officers. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these Bylaws provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We are expressly authorized to carry directors’ and officers’ insurance for our directors, officers and certain employees for some liabilities.

The limitation of liability and indemnification provisions in our Charter and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage.
Clawback Policy
To help create and maintain a culture that emphasizes integrity and accountability and that reinforces our pay-for-performance compensation philosophy, our Board has adopted a clawback policy that applies to our executive officers, as defined in accordance with applicable SEC rules, and certain other senior executives or other employees as determined by our Compensation Committee. This policy provides our Board with the right to retroactively recoup certain cash or equity-based incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws and our Compensation Committee determined that the covered employee’s fraud or willful misconduct caused or contributed to such material non-compliance. The amount to be recovered will be the excess of the incentive compensation paid to the covered person based on the erroneous data over the incentive compensation that would have been paid to the covered person had it been based on the restated results, as determined by the Compensation Committee. The Compensation Committee will continue to review this policy periodically while the adoption of new SEC rules is pending.
Anti-Hedging Policy, Short Sales and Other Speculative Trades
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy generally prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. The Corporate Secretary will forward the communication to the relevant director or directors as appropriate.

DIRECTOR COMPENSATION
Prior to the Business Combination
Prior to the closing of the Business Combination, none of the individuals who served on dMY’s board of directors in 2020 received any compensation for services rendered to dMY. The then-current directors were reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. dMY’s then-current audit committee reviewed on a quarterly basis all payments that were made to, among others, the dMY directors.
At and Following the Business Combination
Subsequent to the closing of the Business Combination, in April 2021 we adopted a new Board compensation program (the “Director Compensation Program”) that is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage their ownership of our stock to further align their interests with those of our stockholders. Our non-employee directors who are determined to not be founders of RSILP or affiliated with dMY (the “eligible directors”) will be eligible to participate in the Director Compensation Program. The initial eligible directors under the Director Compensation Program are Leslie Bluhm, Judith Gold, James Gordon, Sheli Rosenberg and Paul Wierbicki.
The Director Compensation Program provides an annual equity retainer with a grant date fair value equal to $125,000 to our eligible directors. This annual retainer will be paid in the form of restricted stock units of the Company, which will vest in its entirety into shares of our Class A Common Stock on the date of the next annual meeting of stockholders following the grant date, subject to continued service. With respect to the directors’ compensation for the period from December 29, 2020 (the date the Business Combination closed) through the date of the Annual Meeting, we granted the eligible directors a prorated annual retainer to reflect the shortened service period.
Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the Rush Street Interactive, Inc. 2020 Omnibus Equity Incentive Plan (as amended, the “Equity Incentive Plan”).

EXECUTIVE COMPENSATION
Overview of Executive Compensation
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended. As an emerging growth company, we are not required to hold a “say-on-pay” vote or include Compensation Discussion & Analysis disclosure in this Proxy Statement.
Prior to the closing of the Business Combination, none of the individuals who served as an executive officer of dMY in 2019 or 2020 received any cash compensation for services rendered to dMY. The then-current executive officers were reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination. dMY’s then-current audit committee reviewed on a quarterly basis all payments that were made to, among others, the dMY executive officers.
For the year ended December 31, 2020, our named executive officers (“Named Executive Officers” or “NEOs”) were:
•
Greg Carlin, Chief Executive Officer

•
Richard Schwartz, President

•
Mattias Stetz, Chief Operating Officer

The objective of our executive compensation program is to provide a total compensation package that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance. Our Board has historically determined the compensation for our NEOs.
Historically, Mr. Carlin, our Chief Executive Officer, has been compensated with a base salary from both RSG and LAMB Capital Advisors, LLC and profits interest awards in RSILP, but Mr. Carlin has entered into an employment agreement with us in connection with the consummation of the Business Combination, as discussed below.

Key Features of our Executive Compensation Program
✓ Align executive compensation with stockholders’ return through long-term incentives
✓ Provide performance-based compensation for executives
✓ Balance short and long-term incentive awards to discourage short-term risk-taking at the expense of long-term results
WHAT WE DO	✓ Retain an independent compensation consultant
✓ Require a “double-trigger” for change-in-control payments
✓ Strong non-compete, non-solicit and other restrictive covenants with our NEOs
✓ Implemented a comprehensive clawback policy

x Incentive recipients to take excessive risk or focus primarily on short-term performance
x Guarantee annual bonuses
x Allow repricing of stock options
x Offer tax “gross-ups” of annual compensation
x No dividend equivalents on outstanding options, or unvested RSUs or PSUs
WHAT WE DON’T DO	x No excessive perquisites
x Provide excise tax “gross-ups” upon termination with a change-in-control
x No hedging or short sales of shares and no transactions involving derivative securities relating to shares without prior approval from the CFO
For 2020, the executive compensation program for our NEOs (other than Mr. Carlin) consisted of base salary and incentive compensation (delivered in the form of annual cash bonuses and profits interest awards in RSILP). Each component of the executive compensation program is described below:
•
Base Salary — Base salary is paid to attract and retain qualified talent and is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance.

•
Annual Cash Bonus — we maintain a discretionary annual cash bonus plan. Annual cash bonuses are paid to incentivize the achievement of qualitative and quantitative performance metrics, with the amount of an annual cash bonus (if any) determined at the discretion of our Board and typically paid in December of the applicable performance year or, for certain executives, the first half of the following year.

•
Profits Interest Awards — we previously granted one-time awards of profits interests in RSILP to our Named Executive Officers in the form of Common A-2 and/or Common B-1 profits interest units. We issued 127,660 and 287,234 Common A-2 profit interest units to Mr. Greg Carlin on January 28, 2020 and April 6, 2020, respectively, 2020, which were fully vested upon grant, had a participation threshold of $0 and contained certain anti-dilution protections. We also issued 116,904 and 263,035 Common B-1 profit interest units to Mr. Schwartz on January 28, 2020 and April 6, 2020, respectively, which were fully vested upon grant, and 46,761 and 105,214 Common B-1 profit interest units to Mr. Stetz on

January 28, 2020 and April 6, 2020, respectively, of which approximately 60% and 80% of the units granted on January 28, 2020 and April 6, 2020, respectively, were fully vested upon grant and the remaining units vested on April 1, 2020 or were scheduled to vest on April 1, 2021. The participation threshold for these Common B-1 profits interest units was equal to the amount that would have been distributed with respect to a Common A unit of RSILP pursuant to its then-current limited partnership agreement if RSILP distributed an amount equal to the Total Equity Value (as defined therein) to the unit holders. The Common B-1 profits interest units also contained certain anti-dilution protections. Any unvested Common B-1 profits interest units became vested immediately prior to the consummation of the Business Combination and all the Common A-2 and Common B-1 profits interest units were converted into RSILP Units upon consummation of the Business Combination.
For 2021, the executive compensation program for our executive officers, including our NEOs, consists of base salary, short-term cash incentives and long-term equity incentives. Each component of the executive compensation program is described below:
•
Base Salary — Base salary is paid to attract and retain qualified talent and is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance.

•
Annual Cash Bonus — we grant annual cash bonuses under our Equity Incentive Plan as a short-term incentive for our executive officers, including our NEOs. These annual cash bonuses are payable upon the achievement of certain pre-established goals or performance metrics. Annual cash bonuses are paid to incentivize the achievement of qualitative and quantitative performance metrics, with the target amount of an annual cash bonus (if any) pre-determined by the Board, and the amount earned (if any), as determined by the Board is typically paid in December of the applicable performance year or, for certain executives, the first half of the following year.

•
Long-Term Equity Incentives — we grant long-term incentive awards under our Equity Incentive Plan. These long-term equity grants are issued annually and are earned either upon the achievement of certain pre-established goals or performance metrics or upon the passage of time. Long-term equity awards are paid to incentivize the achievement of long-term qualitative and quantitative performance metrics, with the amount of the equity-based awards determined by the Board. These equity-based awards are primarily comprised of performance stock units (generally with a three-year performance period), restricted stock units vesting ratably over a three-year term and stock options vesting ratably over a three-year term.

Summary Compensation Table
Name and Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total
Greg Carlin	2020	$—	$—	$1,692,065	$—	$1,692,065
Chief Executive Officer	2019	$—	$—	$6,064,975	$—	$6,064,975
Richard Schwartz	2020	$377,000	$188,500	$1,424,012	$3,480	$1,992,992
President	2019	$377,000	$169,250	$4,574,474	$3,397	$5,124,121
Mattias Stetz	2020	$300,000	$150,000	$569,604	$8,884	$1,028,488
Chief Operating Officer	2019	$300,000	$150,000	$1,829,790	$6,923	$2,286,713

(1)
Reflects payments to the NEOs in accordance with the Company’s discretionary annual cash bonus program.

(2)
The amounts in this column represent the aggregate grant-date fair value of profits interests awards granted to each NEO, computed in accordance with FASB ASC Topic 718. See Note 10 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a discussion of all assumptions made by us in determining the grant-date fair value of these awards.

(3)
The amounts in this column represent Company matching contributions under the Company’s 401(k) plan.

As previously disclosed, on October 23, 2020, Kyle L. Sauers joined the Company as our Chief Financial Officer pursuant to an offer letter agreement entered into between Mr. Sauers and the Company.
Benefits and Perquisites
In 2020, the NEOs participated in the same broad-based benefit programs offered to our other employees, including healthcare and dental plans, a health savings account and a 401(k) program. Under our 401(k) program, the Company matches 100% of each dollar contributed by a participant, up to the first 4% of eligible compensation, subject to tax limits, and all amounts and any corresponding earnings are 100% vested at all times.
Outstanding Equity Awards at 2020 Year End
In connection with the Business Combination, we effectuated a recapitalization, pursuant to which the RSILP profits interest awards previously granted and held by Messrs. Carlin, Schwartz and Stetz, were treated as fully vested to the extent there were any unvested amounts as of the closing of the Business Combination, and such profits interest awards were converted or exchanged (whether by direct exchange, merger or otherwise) into a number of Class A common units of RSLIP (the “RSILP Units”). In connection with the consummation of the Business Combination, we issued Messrs. Carlin, Schwartz and Stetz one share of Class V Common Stock for each such RSILP Unit, in accordance with, and as set forth in more detail in, the agreement governing the Business Combination (the “Business Combination Agreement”).
There were no outstanding equity awards held by the NEOs as of December 31, 2020.
Employment Arrangements
Greg Carlin
We entered into an employment letter agreement with Mr. Carlin effective upon the closing of the Business Combination. The employment agreement with Mr. Carlin provides for an annual base salary of $500,000 and entitles him to participate in our discretionary annual bonus plan, with a target annual cash bonus opportunity equal to 80% of his then current base salary for the relevant plan year, and with the actual annual cash bonus paid ranging from 40% to 120% of his base salary for the relevant plan year. If, at any time, we terminate Mr. Carlin’s employment as Chief Executive Officer without cause, then he will be entitled to severance in the total amount of $600,000. Mr. Carlin’s employment letter provides that Mr. Carlin is also eligible to receive awards under our Equity Incentive Plan, with the amount of annual long-term incentives under such plan to be equal to two times his annualized base salary. The employment letter provides that the grants under such plan intended to vest based on time-vesting and performance-based vesting, with the first of the long-term compensation grants being made no later than June 30, 2021, and he performance-based vesting grants being anticipated to cover a three-year period and on a rolling basis (e.g., 2021-2023, 2022-2024, etc.). Mr. Carlin’s employment letter further provides that such grants may include a combination of stock options and restricted shares/units. It is anticipated that Mr. Carlin will continue to provide services to RSG during the term of his employment with us.
Pursuant to the terms of Mr. Carlin’s employment letter agreement, he is also subject to customary restrictive covenants, including non-solicitation and non-competition during his employment and for a period of twelve (12) months thereafter.
Richard Schwartz
Mr. Schwartz entered into an employment agreement with us in connection with his appointment as President. The employment agreement with Mr. Schwartz provides for an annual base salary of $377,000 and entitles him to participate in our discretionary annual bonus plan, with a target annual cash bonus opportunity equal to 50% of his then current base salary for the relevant plan year, and with the actual annual cash bonus paid ranging from 0% to 80% of his base salary for the relevant plan year. If Mr. Schwartz is terminated without “cause” or if Mr. Schwartz resigns for “good reason”, he will be entitled to a severance payment equal to six months of his base salary, subject to his compliance with certain restrictive covenants (including non-competition, non-interference with and non-solicitation of stakeholders, and non-solicitation and non-hire of employees and other service providers, non-disparagement, confidentiality and assignment of inventions) through such period. Pursuant to the employment agreement, we have the option to extend Mr. Schwartz’s non-compete obligations for an additional six months (i.e., until the first anniversary of his termination date) in exchange for an additional severance payment equal to six months of his base salary.
Under Mr. Schwartz’s employment agreement, “cause” means the occurrence of any of the following events: (i) any material failure by Mr. Schwartz to comply with any applicable law or regulation in performing his obligations under the employment agreement, the Agreement of Limited Partnership of RSILP (the “Operating Agreement”) or in connection with Mr. Schwartz’s conduct of the RSG Companies’ (as defined below) business; (ii) any act or omission by Mr. Schwartz against any RSG Company involving fraud, material dishonesty or conflict of interest in connection with the conduct of such company’s business; (iii) any grossly negligent or willful act or grossly negligent or willful omission by Mr. Schwartz that materially adversely affects any RSG Company; (iv) conviction of Mr. Schwartz, or his pleading guilty or nolo contendere to, or his indictment (where such indictment is not dismissed or otherwise resolved favorably to him within six months) of, any felony or charge that would result in material disrepute to any RSG Company, including any financial offense or any offense that would be reasonably likely to adversely affect any RSG Company’s reputation with any licensing or regulatory authority; (v) any willful failure by Mr. Schwartz to perform his duties or the lawful directions of the General Partner of RSILP (the “General Partner”) that results in harm to us, in each case, after having been given notice of such failure and a reasonable opportunity to cure, to the extent such matter is reasonably capable of being cured; (vi) the material breach of this employment agreement or the Operating Agreement, after having been given notice of such breach and a reasonable opportunity to cure, in each case, to the extent such matter is capable of being cured; or (vii) any material breach, non-performance or non-observance by Mr. Schwartz of any restrictive covenants to which he is bound, after having been given notice of such breach and a reasonable opportunity to cure, in each case, to the extent such matter is capable of being cured. “RSG Companies” means RSI Investors, LLC, RSILP, Rush Street Interactive LLC, RSG and all of their present and future direct and indirect subsidiaries and affiliates.
Under Mr. Schwartz’s employment agreement “good reason” means the occurrence of any of the following events, subject to customary notice and cure provisions: (i) a failure of the Company to pay Mr. Schwartz base salary or provide him any benefits owed to him in accordance with the terms of the employment agreement; (ii) any breach of applicable law or regulation by the Company in relation to his employment, or any breach of a Company or General Partner obligation under the employment agreement or the Operating Agreement; (iii) the material diminution in Mr. Schwartz’s title, duties or authority from those set forth in his employment agreement without his prior written consent, provided, that the Company’s reduction in the scope of its business or the number of properties it manages or jurisdictions in which it operates any online gaming operation shall not constitute “good reason”; or (iv) any relocation of the Company’s corporate headquarters from Chicago, Illinois that would require Mr. Schwartz to relocate his family residence outside of the Chicago metropolitan area.
Mattias Stetz
Mr. Stetz previously entered into an offer letter with us in connection with his appointment as Chief Operating Officer. The offer letter with Mr. Stetz provides for an annual base salary of $275,000 and entitles him to participate in the Company’s discretionary annual cash bonus plan, with a target annual cash bonus opportunity equal to 50% of his base salary for the relevant plan year. If Mr. Stetz is terminated by us without “cause”, he will be entitled to a severance payment equal to six months of his base salary, subject to his compliance with certain restrictive covenants (which are generally the same as those that apply to Mr. Schwartz) through such period and execution of a severance and release agreement.
Under Mr. Stetz’s offer letter, “cause” means Mr. Stetz’s (i) failure to abide by the Company’s policies and procedures, (ii) misconduct, gross negligence, insubordination, or inattention to the Company’s business; (iii) failure to perform the duties required of him up to the standards established by us or other material breach of the terms of his offer letter or (iv) failure or inability to obtain and maintain all permits and licenses required by the statutes, rules and regulations relating to gaming in jurisdictions where we have operations or seeks to have operations (the “Gaming Laws”), as well as to assist the Company in satisfying the requirements of the Gaming Laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our voting securities as of April 20, 2021, the Record Date, for:
•
each person who is known to be the beneficial owner of more than 5% of shares of any class of our outstanding voting securities;

•
each of our current NEOs and directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Pursuant to our Charter, each share of Class A Common Stock and each share of Class V Common Stock, representing a non-economic interest in the Company, entitle the holder to one vote per share. The table below represents beneficial ownership of our voting securities based on 218,911,668 shares of our Common Stock, comprised of Class A Common Stock and Class V Common Stock, issued and outstanding as of April 20, 2021. The expected beneficial ownership percentages set forth below do not take into account shares of Class A Common Stock reserved for issuance under the Equity Incentive Plan. Unless otherwise indicated, the address of each person named in the table below is c/o Rush Street Interactive Inc., 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611.
Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
	Beneficial Ownership
Name and Address of Beneficial Owners	Class A Common Stock	% of Class	Class V Voting Stock(1)	% of Class	% of Total Voting Power(2)
Directors and Named Executive Officers:
Greg Carlin(3)	—	—	34,132,645	21.3%	15.6%
Richard Schwartz	—	—	8,269,950	5.2%	3.8%
Mattias Stetz	—	—	2,964,157	1.9%	1.4%
Leslie Bluhm	3,625	*	—	—	*
Neil Bluhm(4)	—	—	110,411,777	69.0%	50.4%
Niccolo de Masi	663,404	1.1%	—	—	*
Judith Gold(5)	3,625	*	565,083	*	*
James Gordon	3,625	*	—	—	*
Sheli Rosenberg	8,625	*	—	—	*
Paul Wierbicki	3,625	*	141,272	*	*
Harry L. You(6)	6,338,404	10.8%	—	—	2.9%
All Executive Officers and Directors After the Business Combination as a Group (13 persons)	7,059,234	12.0%	159,449,041	99.7%	76.1%
5% Holders:
Greg Carlin(3)	—	—	34,132,645	21.3%	15.6%
Neil Bluhm(4)	—	—	110,411,777	69.0%	50.4%
Harry L. You(6)	6,338,404	10.8%	—	—	2.9%
Funds and accounts managed by FMR LLC(7)	6,288,201	10.7%	—	—	2.9%

*
less than 1%

(1)
Class V Voting Stock represents a non-economic interest in the Company and entitles the holder thereof to one vote per share. Subject to the terms and limitations of the Amended and Restated Limited Partnership Agreement of RSILP (the “RSI A&R LPA”), from and after the six-month anniversary of the closing of the Business Combination, up to four times per calendar year, the RSILP Units, together with an equal number of shares of Class V Common Stock, are exchangeable for shares of Class A Common Stock on a one-for-one basis.

(2)
Represents the percentage of voting power of the holders of Class A Common Stock and Class V Common Stock voting together as a single class.

(3)
Represents the aggregate number of shares of Class V Common Stock held by Greg Carlin in his individual capacity and by the Greg and Marcy Carlin Family Trust.

(4)
Represents the aggregate number of shares of Class V Common Stock held by Neil Bluhm, the NGB 2013 Grandchildren’s Dynasty Trust and Rush Street Interactive GP, LLC, of which Mr. Bluhm is a manager and controls 81% of the voting interests in that entity.

(5)
The Class V Common Stock beneficially owned by Judith Gold are held of record and registered to her husband, Dan Kotcher.

(6)
Includes (i) 663,404 shares of Class A Common Stock held by Harry L. You, a director of the Company, and (ii) 5,675,000 shares of Class A Common Stock held by dMY Sponsor, LLC (the “Sponsor”). Harry L. You is the manager of the Sponsor and has voting and investment discretion with respect to the common stock held of record by the Sponsor. The address of Sponsor is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(7)
Includes 6,288,201 shares of Class A Common Stock acquired by Fidelity Institutional Asset Management Trust Company and Fidelity Management & Research Company LLC, each of which are subsidiaries of FMR LLC, based solely on the Amendment No. 1 to Schedule 13G filed by FMR LLC with the SEC on February 8, 2021. Abigail P. Johnson is a Director, the Chairman, the Chief Executive Officer and the President of FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act advised by Fidelity Management & Research Company, LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company, LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
dMY’s Related Party Transactions
Founder Shares
On November 27, 2019, the Sponsor paid for certain offering costs for an aggregate price of $25,000 in exchange for issuance of 5,750,000 Class B common stock, par value $0.0001 per share, of dMY (the “Founder Shares”).
The Sponsor and certain of the initial stockholders of dMY agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (i) one year after the completion of the initial business combination and (ii) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property. However, this lockup was replaced in its entirety by the terms of the Investor Rights Agreement as described in more detail below.
Private Placement Warrants
On February 25, 2020, simultaneously with the consummation of dMY’s IPO, dMY consummated the private placement of 6,600,000 private placement warrants, at a price of $1.00 per private placement warrant (the “Private Placement Warrants”), to the Sponsor, generating proceeds of $6.6 million.
Each whole Private Placement Warrant was exercisable for one whole share of Class A Common Stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from the IPO held in the trust account. The Private Placement Warrants were non-redeemable for cash and exercisable on a cashless basis so long as they were held by the Sponsor or its permitted transferees. The Sponsor agreed, subject to limited exceptions, not to transfer, assign or sell any of its Private Placement Warrants until 30 days after the closing of the Business Combination.
On March 26, 2021, the Private Placement Warrants were exercised in full on a cashless basis, and none of the Private Placement Warrants remain outstanding as of the date hereof.
Related Party Loans and Working Capital Warrants
On November 27, 2019, the Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to the IPO pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of dMY’s IPO. Prior to the consummation of dMY’s IPO, dMY borrowed approximately $90,000 under the Note. On March 19, 2020, dMY repaid the Note in full to the Sponsor.
In addition, to finance certain transaction costs in connection with the Business Combination, the Sponsor provided a working capital loan to the Company in the amount of $75,000. On December 29, 2020, in connection with the closing of the Business Combination, in lieu of repaying such working capital loan in cash, the Company converted the working capital loan into 75,000 working capital warrants (the “Working Capital Warrants”) at $1.00 per warrant, which were then issued to Sponsor. The Working Capital Warrants had identical terms to the Private Placement Warrants.
On March 26, 2021, the Working Capital Warrants were exercised in full on a cashless basis, and none of the Working Capital Warrants remain outstanding as of the date hereof.
Administrative Services Agreement
The Company entered into an agreement providing that, subsequent to the closing of dMY’s IPO and continuing until the earlier of the Company’s consummation of a business combination or the Company’s liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. This agreement expired pursuant to its terms upon the Business Combination Closing.
The Sponsor, executive officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Prior to the Business Combination Closing, the Company’s audit committee reviewed on a quarterly basis all payments that were made to the Sponsor, officers, directors or their affiliates.
Current Registration Rights
The holders of Founder Shares, Private Placement Warrants and Working Capital Warrants (and any shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants and Working Capital Warrants and upon conversion of the Founder Shares into Class A Common Shares) are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the consummation of dMY’s IPO. These holders are entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements. On February 5, 2021, the Company filed a shelf registration statement on Form S-1 with the SEC, which was declared effective on Feb. 11, 2021.
Agreements Entered Into In Connection With the Business Combination
RSI A&R LPA
Upon closing of the Business Combination, the Company, RSILP and certain other parties entered into the RSI A&R LPA, which, among other things, permitted the issuance and ownership of RSILP Units as contemplated to be issued and owned upon the consummation of the Business Combination, admitted RSI GP, LLC as the general partner of RSILP (“RSI GP”), provided for certain exchange rights with respect to the RSILP Units, otherwise amended and restated the rights and preferences of the RSILP Units and set forth the rights and preferences of the RSILP Units, and established the ownership of the RSILP Units by the persons or entities indicated in the RSI A&R LPA.
Tax Distributions
The RSI A&R LPA provides for quarterly tax distributions payable in accordance with the RSI A&R LPA to the holders of RSILP Units on a pro rata basis based upon an agreed-upon formula related to the taxable income of RSILP allocable to holders of RSILP Units. Generally, these tax distributions will be computed based on RSILP’s estimate of the taxable income of RSILP allocable to each holder of RSILP Units (based on certain assumptions) multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in New York, California or Illinois (whichever results in the application of the highest state and local tax rate), subject to various adjustments. Distributions, including tax distributions, will be made to holders of RSILP Units on a pro rata basis.
Exchange of RSILP Units for Class A Common Stock
The Sellers may, from and after the six-month anniversary of the closing of the Business Combination, up to four times per calendar year, exchange all or any portion of their RSILP Units, together with the cancelation of an equal number of shares of Class V Voting Stock, for a number of shares of Class A Common Stock equal to the number of exchanged RSILP Units by delivering a written notice to RSILP and a copy to RSI ASLP, Inc., a wholly owned subsidiary of the Company (the “Special Limited Partner”); provided that no holder of RSILP Units may exchange less than 1,000 RSILP Units in any single exchange unless exchanging all of the RSILP Units held by such holder at such time, subject in each case to the limitations and requirements set forth in the RSI A&R LPA regarding such exchanges. Notwithstanding the foregoing, the Special Limited Partner may, at its sole discretion, in lieu of delivering shares of Class A Common Stock for any RSILP Units surrendered for exchange, pay an amount in cash per RSILP Unit equal to the 5-day VWAP of the Class A Common Stock on the date of the receipt of the written notice of the exchange.
Exchange Ratio
For each RSILP Unit exchanged, one share of Class V Voting Stock will be canceled and one share of Class A Common Stock will be issued to the exchanging member. If the Class A Common Stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging RSILP Unit holder will be entitled to receive such security, securities or other property.
Restrictions on Exchange
In certain circumstances RSI GP may limit the rights of holders of RSILP Units to exchange their RSILP Units if RSI GP determines in good faith that such restrictions are necessary so that RSILP will not be classified as a “publicly traded partnership” under applicable tax laws and regulations.
Investor Rights Agreement
At the closing of the Business Combination, the Company, Sellers, the Founder Holders, and the Sellers’ Representative entered into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) the Company and the Founder Holders agreed to terminate the Registration Rights Agreement, dated as of February 20, 2020, entered into by them in connection with dMY’s IPO, (ii) the Sponsor has the right to nominate two directors to the Board and the Sellers’ Representative has the right to nominate the remaining directors of the Board (initially seven directors), and the Sellers’ Representative has the right to appoint up to three non-voting board observers to the Board, in each case subject to certain conditions, (iii) the Company provided the Sellers and the Sponsor certain registration rights with respect to the shares of Class A Common Stock held by the Sellers and the Sponsor, (iv) the Founder Holders and the Sellers agreed not to transfer, sell, assign or otherwise dispose of the shares of Class A Common Stock and the RSILP Units held by such person for up to 12 months following the closing of the Business Combination (with respect to the Founder Holders) and 180 days following such closing (with respect to the Sellers), in each case, subject to certain exceptions, and (v) the Amended Insider Letter was deemed amended to remove the 12-month lock-up period contained therein applicable to the Sponsor, Niccolo de Masi, Harry You and the independent directors, in each case as more fully described in the Investor Rights Agreement.
Services Agreement
At the closing of the Business Combination, RSILP and Rush Street Gaming, LLC, a current affiliate of RSILP (“RSG”), entered into a Services Agreement (the “Services Agreement”), pursuant to which, among other things, RSG provides certain specified services to the Company for a period of two years following the closing of the Business Combination, subject to extension and early termination, including, without limitation, certain services relating to legal and compliance, human resources and information technology (in each case as more fully described in the Services Agreement). As compensation for RSG’s provision of these services, during the term of the Services Agreement, RSILP reimburses RSG for (i) all third party costs, including fees and costs incurred in connection with any required consents, incurred in connection with the provision of services, (ii) its reasonable and documented out-of-pocket travel and related expenses as approved by RSILP, and (iii) an allocable portion of payroll, benefits and overhead (calculated at 150% of an employee’s salary, bonus and benefits cost) with respect to RSG’s or its affiliates’ employees who perform or otherwise assist in providing the services.
Employment Agreement
In connection with the closing of the Business Combination, RSILP entered into an employment agreement with Gregory A. Carlin on terms reasonably mutually acceptable to RSILP and Mr. Carlin. Following such closing, Mr. Carlin remains Chief Executive Officer of RSG and pursuant to the Employment Agreement, Mr. Carlin is not required to devote his full business time and attention to RSILP.
Subscription Agreements
In connection with the execution of the Business Combination Agreement, (i) the Company entered into a subscription agreement with certain funds and accounts managed by Fidelity Management & Research Company LLC and (ii) the Company, the Sellers’ Representative and certain other subscribers entered into subscription agreements, pursuant to which, such investors agreed to purchase in connection with the closing of the Business Combination an aggregate of 16,043,002 shares of Class A Common Stock for a purchase price of $10.00 per share, for an aggregate purchase price of $160,430,020 (together, the “PIPE”). The obligations of each party to consummate the PIPE were subject to, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.
Recapitalization Agreement
In connection with the execution of the Business Combination Agreement, the Sellers, the Sellers’ Representative and RSILP entered into a recapitalization agreement, pursuant to which the parties agreed to recapitalize the equity interests of RSILP effective as of immediately prior to the closing of the Business Combination into a single class of common units in order to permit the issuance and ownership of the RSILP Units as contemplated to be issued and owned upon the consummation of the Business Combination.
Put-Call Agreements
On or about the date on which the parties amended and restated the Business Combination Agreement, the Company, RSILP and certain of the Sellers (the “Put-Call Sellers”) entered into Put-Call Agreements. Pursuant to the Put-Call Agreements and the Business Combination Agreement, if the closing had occurred on or prior to December 20, 2020, the Put-Call Agreements would have remained effective and beginning on December 21, 2020 until December 28, 2020, the Put-Call Sellers would have had the right to sell to RSILP for $9.00 per unit, and RSILP would have had the right to purchase from the Put-Call Sellers for $11.00 per unit, certain of the Put-Call Sellers’ RSILP Units (not to exceed 2,576,450 in the aggregate). Because the closing of the Business Combination occurred after December 20, 2020, the Put-Call Agreements automatically terminated and were no longer effective.
Tax Receivable Agreement
Simultaneously with the closing of the Business Combination, the Company, the Special Limited Partner, RSILP, the Sellers and the Sellers’ Representative entered into a tax receivable agreement (the “Tax Receivable Agreement”), which provides for, among other things, payment by the Special Limited Partner to the Sellers 85% of the net income tax savings realized by the Company and its consolidated subsidiaries (including the Special Limited Partner) as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of certain RSILP Units for Class A Common Stock (or cash) pursuant to the RSI A&R LPA and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement (as more fully described in the Tax Receivable Agreement). The Tax Receivable Agreement remains in effect until all such tax benefits have been utilized or expired unless the Special Limited Partner exercises its rights to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits under the Tax Receivable Agreement or certain other acceleration events occur. The Company may recognize a liability under the Tax Receivable Agreement of up to $495 million if all member interests are exchanged and assuming (i) the generation of sufficient future taxable income, (ii) a price of $10 per share, (iii) a constant corporate tax rate of 29.94% and (iv) no material changes in tax law. The amount payable under the Tax Receivable Agreement would vary from year to year, but the Company estimates that payments would be made over the next fifteen years assuming the generation of sufficient future taxable income. We expect the cash tax savings we would realize from the utilization of deferred tax assets to fund the required payments.
RSILP’s Related Party Transactions
Mr. Neil Bluhm and his adult children (including Ms. Leslie Bluhm), through their individual capacities or trusts that they have created for the benefit of themselves or their family members, have an indirect controlling or material interest in the following entities: RSG, Rivers IP Holdings, LLC (“Rivers IP”), Sugar House HSP Gaming, LP (“Sugar House”), Holdings Acquisition Co, LP (“Rivers Pittsburgh”), Midwest Gaming & Entertainment, LLC (“Midwest Gaming”), Capital Region Gaming, LLC (“Rivers Schenectady”), Portsmouth Gaming Holdings, LLC, LAMB Partners, LLC and LAMB Capital Advisors, LLC. Mr. Bluhm serves on the boards or is the controlling party of RSG, Sugar House, Rivers Pittsburgh, Midwest Gaming, Rivers Schenectady, Portsmouth Gaming Holdings, LLC, LAMB Partners, LLC and LAMB Capital Advisors, LLC. Mr. Greg Carlin, in his individual capacity and through trusts or other entities that he has created for the benefit of himself and his family members, has an indirect material economic interest in and serves on the board and as chief executive officer of each of the following entities: RSG, Sugar House, Rivers Pittsburgh, Midwest Gaming, Rivers Schenectady, and Portsmouth Gaming Holdings, LLC. Mr. Carlin is also the managing member of Rivers IP. Each of the foregoing entities regularly engage in transactions with RSILP, which are more fully described below.
In addition, Mr. Neil Bluhm and Mr. Greg Carlin made an advance to RSILP in the aggregate amount of $650,000 for RSILP’s purchase of hardware needed to allow RSILP to operate the retail sportsbook in Des Plaines, Illinois. While there was no obligation for RSILP to repay this advance by a particular date or time, RSILP repaid this advance on December 30, 2020.
Rush Street Gaming, LLC
RSG periodically advances RSILP amounts for payroll, benefits and other costs and expenses. The amounts advanced generally correspond to RSILP’s allocated portion of costs of third-party service providers and processors providing services to RSILP and are passed through RSG to RSILP with no markup. The total amount advanced by RSG from time to time increases and decreases based on the capital needs of RSILP and as RSILP draws upon and repays such advances. Payables due to RSG for amounts advanced to RSILP were $3.1 million and $2.5 million for the years ended December 31, 2020 and 2019, respectively.
RSG also provides operational support to RSILP, such as oversight over operations, business development, government affairs, compliance, certain human resource functions and finance. Under the arrangement between RSG and RSILP, RSILP reimburses RSG its allocated portion of the salary, bonus, benefits and overhead cost for RSG employees that provide services to RSILP. The portion is generally calculated on the basis of the percentage of time spent by RSG employees on RSILP’s matters as compared to other matters unrelated to RSILP. The reimbursement is calculated on the basis of 150% of an employee’s annual salary, bonus and benefit costs. Expenses relating to support services were $1.3 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively, while payables due to RSG for support services were $0.3 million and $0.2 million at December 31, 2020 and December 31, 2019, respectively. RSG will continue to provide RSILP with such services upon substantially the same terms and cost following the consummation of the Business Combination pursuant to the Services Agreement. See “— Agreements Entered Into In Connection With the Business Combination — Services Agreement”.
Mr. Carlin is the current chief executive officer of RSG and has historically been compensated with a base salary from RSG.
Collectively, RSILP had $3.4 million and $2.7 million payable to RSG as of December 31, 2020 and 2019, respectively, and recorded as due to affiliates within the applicable balance sheets.
RSG also previously owned the “Rush Street” and “Rush Rewards” trademarks used by RSILP. Pursuant to the Business Combination Agreement, these trademarks and several other trademarks and domain names that we use in connection with our business were transferred and assigned to us by RSG and its affiliates, as applicable, and we granted to RSG and its affiliates a perpetual, royalty-free license to use certain of these trademarks and domain names in certain fields of use. This license is either exclusive or non-exclusive based on the field of use and the particular trademark or domain name.
Rivers IP Holdings, LLC
Rivers IP owns the rights to the “rushstreetinteractive.com” domain name, which were assigned to us by Rivers IP in connection with the Business Combination, and, as further described below, certain other intellectual property used by RSILP. In connection with the Business Combination, we, together with Rivers IP and RSG, entered into an amended and restated license agreement. This amended and restated agreement provides RSILP with a license to utilize the “Rivers,” “betrivers,” “betrivers.com” trademarks and domain names under certain prescribed terms. Under the terms of this amended and restated agreement, in jurisdictions in which an RSG affiliate operates a “Rivers” branded casino and RSILP provide retail and/or online sports wagering services or online gaming services, RSILP receives a sublicense from the applicable “Rivers” branded casinos to utilize such trademarks and domain names in connection with RSILP’s operation of retail and online sports betting and online gaming under the casinos’ regulatory licenses. We amended RSILP’s agreement with Rivers IP to better reflect the parties’ intent and current licensing practices.

Affiliated Land-Based Casinos
Neil Bluhm and Greg Carlin are owners and officers of certain land-based casinos. RSILP has entered into certain agreements with these affiliated land-based casinos, as further described below, that create strategic partnerships aimed to capture the online gaming, online sports betting and retail sports services markets in the various states and municipalities where the land-based casinos operate.
Generally, RSILP pays a royalty fee to the land-based casino (calculated as a percentage of RSILP’s revenue less reimbursable costs as defined in the applicable agreement) in exchange for the right to operate real-money online casino and/or online sports betting under the gaming license of the land-based casinos. Royalties paid to affiliated casinos were $135.5 million and $6.9 million for the years ended December 31, 2020 and December 31, 2019, which were net of any consideration received from the affiliated casino for reimbursable costs. Net royalties paid are recorded as costs of revenue in the applicable consolidated statements of operations and comprehensive loss. In certain cases, the affiliate casino maintains the bank account that processes cash deposits and withdrawals for our customers. Accordingly, at any point in time, RSILP will record a receivable from the affiliate, representing our total gaming revenue (with our customers) that was collected by the affiliate, less consideration payable to the affiliate for use of its license, which is offset by any consideration received from the affiliate based on the terms of the agreement. Receivables due from affiliated land-based casinos were $28.8 million and $3.1 million as of December 31, 2020 and 2019, respectively.
In addition, RSILP provides retail sports services to certain affiliated land-based casinos in exchange for a monthly commission based on the land-based casino’s retail sportsbook revenue. Services include ongoing management and oversight of the retail sportsbook, technical support for the land-based casino’s customers, customer support, risk management, advertising and promotion, and support for the third-party vendor’s sports betting equipment. Revenue recognized relating to retail sports services provided to affiliated land-based casinos was $1.0 million and $0.8 million for the years ended December 31, 2020 and 2019, respectively.
RSILP has a social gaming platform, providing customers with free-to-play games that use virtual credits that can be earned or purchased. Certain social gaming offerings are marketed under the affiliated land-based casino’s brands and therefore require RSILP to pay royalties to the affiliated land-based casino, which are recorded as Costs of revenue in the consolidated statements of operations and comprehensive loss. Social gaming royalties paid to affiliated land-based casinos were $1.0 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively.
Specifically, RSILP has entered into the following agreements with affiliated land-based casinos:
Sugar House HSP Gaming, LP d/b/a Rivers Philadelphia
RSILP has entered into four agreements with Sugar House related to retail and online sports wagering and online gaming operations: (a) the Retail Sports Book Agreement, dated as of December 11, 2018, by and between Rush Street Interactive PA, LLC and Sugar House (the “Sugar House RSBA”), (b) the Online Sports Wagering Operations and License Agreement, dated as of May 28, 2019, by and between RSILP and Sugar House, as amended by Amend No. 1, dated as of June 26, 2019 (as further amended, the “Sugar House OSWOLA”), (c) the Online Interactive Gaming Operations and License Agreement, dated as of July, 2019, by and between Rush Street Interactive PA, LLC, RSILP and Sugar House (as further amended, the “Sugar House OIGOLA”) and (d) the Software and Services Agreement, dated as of July 10, 2015, by and between RSILP and Sugar House (the “Sugar House SSA”). Sugar House launched its (i) Casino4Fun social gaming offerings on July 10, 2015, (ii) retail sports betting offerings on December 13, 2018; (iii) online sports betting offerings on May 31, 2019; and (iv) online gaming offerings under the “Play Sugar House” skin on June 19, 2019 and under the “BetRivers” skin on January 30, 2020.
Pursuant to the Sugar House RSBA, RSILP provides support services for retail sports wagering offered at the Rivers Philadelphia casino. Pursuant to the Sugar House OSWOLA and OIGOLA, respectively, RSILP operates the online sports wagering and online gaming site in Pennsylvania. RSI has a license to utilize (i) the “Rivers” and “betrivers” marks pursuant to the arrangements described under “— Rivers IP Holdings, LLC”, above, and (ii) the “Sugar House” mark pursuant to a license agreement between Sugar House and RSI. On December 10, 2020, RSILP and Sugar House amended the Sugar House OIGOLA and OSWOLA, and agreed to reduce the royalty expense owed by RSILP by $9.0 million with respect to the period of July through September 2020. This amendment is, by its terms, one time in nature.
Pursuant to the Sugar House SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Holdings Acquisition Co, LP d/b/a Rivers Casino (“Rivers Pittsburgh”)
RSILP has three agreements with Rivers Pittsburgh: (a) the Retail Sports Book Agreement, dated as of December 11, 2018, by and between Rush Street Interactive PA, LLC and Rivers Pittsburgh, as amended by Amendment No. 1, dated as of June 21, 2019 (the “Rivers Pittsburgh RSBA”), (b) the Online Sports Wagering Operations and License Agreement, dated as of June 21, 2019, by and between Rush Street Interactive PA, LLC and Rivers Pittsburgh, as amended by Amendment No. 1, dated as of June 21, 2019 (the “Rivers Pittsburgh OSWOLA”) and (c) the Software and Services Agreement, dated as of July 10, 2018, by and between RSILP and Rivers Pittsburgh (the “Rivers Pittsburgh SSA”). Rivers Pittsburgh launched its Casino4Fun social gaming offerings on July 10, 2018, its retail sports betting offerings on December 13, 2018 and its online sports betting offerings on June 25, 2019.
Pursuant to the Rivers Pittsburgh RSBA, RSILP provides support services for retail sports wagering offered at the Rivers Pittsburgh casino. Pursuant to the Rivers Pittsburgh OSWOLA, RSILP operates the online sports wagering site.
Pursuant to the Rivers Pittsburgh SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Midwest Gaming & Entertainment, LLC d/b/a Rivers Casino (“Midwest Gaming”)
RSILP has two agreements with Midwest Gaming: (a) the Retail Sports Book Agreement, dated March 9, 2020, by and between Rush Street Interactive IL, LLC and Midwest Gaming (the “Midwest RSBA”) and (b) the Software and Services Agreement, dated as of December 12, 2017, by and between RSILP and Midwest Gaming (the “Midwest Gaming SSA”). Pursuant to the Midwest RSBA, RSILP provides support services for retail sports wagering offered at Rivers Des Plaines casino. Midwest Gaming launched its retail sports wagering offerings on March 9, 2020. Pursuant to the Midwest Gaming SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site. Additionally, RSILP expects to enter into an agreement with Midwest Gaming to provide Midwest Gaming with software and services for its online sports wagering and online gaming sites (the “Midwest Online Agreement”). The Midwest RSBA currently is in effect until the earlier of (i) June 7, 2020 (subject to an unlimited number of 30-day extensions of this date as agreed by RSILP and Midwest Gaming) and (ii) the execution of the Midwest Online Agreement. The Midwest RBSA is currently in effect and RSILP expects it to remain in effect. RSILP intends to enter into an amendment of the Midwest RSBA with Midwest Gaming to make the Midwest RSBA co-terminus with the Midwest Online Agreement.
Capital Region Gaming, LLC d/b/a Rivers Casino & Resort (“Rivers Schenectady”)
RSILP has two agreements with Rivers Schenectady: (a) the Retail Sports Book Agreement, dated July 16, 2019, by and between Rush Street Interactive NY, LLC and Rivers Schenectady (the “Rivers Schenectady RSBA”) and (b) the Software and Services Agreement, dated as of December 15, 2016, by and between RSILP and Rivers Schenectady (the “Rivers Schenectady SSA”). Rivers Schenectady launched its Casino4Fun social gaming offerings on December 15, 2016 and its retail sports betting offerings on July 16, 2019.
Pursuant to the Rivers Schenectady RSBA, RSILP provided support services for retail sports wagering offered at the Rivers Schenectady casino. The Rivers Schenectady RSBA has been replaced by the Rivers Schenectady SWIGLA (as defined in the immediately below paragraph). On October 6, 2020, RSILP entered into a Sports Wagering and Interactive Gaming License Agreement with Rivers Schenectady (the “Schenectady SWIGLA”). Pursuant to the Schenectady SWIGLA, RSILP provides support services for Rivers Schenectady’s retail sports wagering operations for a term of twenty years. Additionally, pursuant to the Schenectady SWIGLA, Rivers Schenectady provides RSILP with the right to operate online sports wagering and, if permitted under applicable law, interactive gaming operations in the state of New York under Rivers Schenectady’s regulatory licenses.
Pursuant to the Rivers Schenectady SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Portsmouth Gaming Holdings, LLC d/b/a Rivers Casino Portsmouth (“Rivers Portsmouth”)
On October 6, 2020, RSILP entered into a Sports Betting and Interactive Gaming License Agreement with Rivers Portsmouth (the “Portsmouth SBIGLA”). Pursuant to the Portsmouth SBIGLA, RSILP will provide support services for Rivers Portsmouth’s retail sports betting operations for a term of twenty years. Additionally, pursuant to the Portsmouth SBIGLA, Rivers Portsmouth provides RSILP the right to operate, and RSILP currently operates, online sports betting and, if permitted under applicable law, interactive gaming operations in the Commonwealth of Virginia under Rivers Portsmouth’s regulatory licenses.
LAMB Partners, LLC and LAMB Capital Advisors, LLC (collectively, “LAMB”)
From RSILP’s inception until May 2020, RSILP’s Chicago corporate office was located in an office space leased by LAMB. Per an arrangement with LAMB, RSILP reimbursed a prorated amount of LAMB’s monthly rent payments based on the percentage of the total square footage used by RSILP. Costs incurred related to these rent payments were $0.1 million and $0.2 million for the years ended December 31, 2020 and 2019, respectively.
LAMB, as an affiliate of RSG, also provides operational support to RSILP, primarily legal, government relations, communications and financial services pursuant to the arrangement described above under “Affiliate Transactions.” Under the arrangement between LAMB and RSILP, RSILP reimburses LAMB for a portion of the salary, bonus, benefits and overhead cost for LAMB employees that provide services to RSILP. The portion is generally calculated on the basis of the percentage of time spent by LAMB employees on RSILP’s matters as compared to other matters unrelated to RSILP. The reimbursement is calculated on the basis of 150% of an employee’s salary, bonus and benefits costs. RSILP also reimburses LAMB, with no markup, for other direct costs incurred by LAMB attributable to RSILP. For the years ended December 31, 2020 and 2019, $0.3 and $0.2 million, respectively, was incurred related to these support services and cost reimbursement amounts and recorded in the accompanying income statements as general and administrative expense. LAMB continues to provide RSILP with such services upon substantially the same terms following the consummation of the Business Combination pursuant to the Services Agreement. See “— Agreements Entered Into In Connection With the Business Combination — Services Agreement”. $0.3 and $0.2 million was payable to LAMB as of December 31, 2020 and 2019, respectively, and recorded as due to affiliates within the relevant balance sheets.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611 or by telephone at (312) 915-2815, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
We provide an informal process for stockholders to send communications to our Board and its members. stockholders who wish to contact our Board or any of its members may do so by writing to Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Corporate Secretary.
Submission of Stockholder Proposals and Director Nominations for our 2022 Annual Meeting
Stockholders who intend to have a proposal or director nomination considered for inclusion in our proxy materials for presentation at our 2022 annual meeting of stockholders must submit the proposal or director nomination to us no later than January 11, 2022. In accordance with our Bylaws, for a proposal or director nomination not included in our proxy materials to be brought before the 2022 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the stockholder wishes to present must be delivered to our Corporate Secretary, care of Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611, not less than 90 nor more than 120 days prior to the first anniversary of the 2021 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws and outside the process of Rule 14a-8 must be received no earlier than February 10, 2022 and no later than March 12, 2022. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.
WHERE YOU CAN FIND MORE INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://ir.rushstreetinteractive.com/financials/sec-filings/default.aspx.

2020 ANNUAL REPORT
Our 2020 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2020 Annual Report, including our Annual Report on Form 10-K for 2020, at https://www.cstproxy.com/rushstreetinteractive/2021.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611 or by electronic mail at CorporateSecretary@rushstreetinteractive.com.
Your vote is important.    Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
Kyle Sauers
Chief Financial Officer and Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet — QUICK HHH EASY IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you RUSH STREET INTERACTIVE, INC. marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 9, 2021. INTERNET —  www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting —  If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; https://www.cstproxy.com/ rushstreetinteractive/2021 PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY s FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s X Please mark your votes THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. like this 1.
Election of Class I Director Nominees (1) Judith Gold (2) Paul Wierbicki (3) Harry You FOR ALL WITHHOLD ALL FOR ALL EXCEPT 2. Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for 2021. FOR AGAINST      ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below) CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2021 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/rushstreetinteractive/2021 s FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS RUSH STREET INTERACTIVE, INC. The undersigned appoints Greg Carlin and Kyle Sauers, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A Common Stock and Class V Common Stock of Rush Street Interactive, Inc. held of record by the undersigned at the close of business on April 20, 2021 at the Annual Meeting of Stockholders of Rush Street Interactive, Inc. to be held on June 10, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)